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     JOINT  VENTURE  AGREEMENT  -  AMENDMENT  NO.  2
     -----------------------------------------------


THIS  AGREEMENT  made  as  of  the  25th  day  of  February,  2003.


BETWEEN:

               JOHN M. MIRKO, of 541 Hermosa Avenue, North Vancouver, British Columbia, Canada V7N 3C2

               (hereinafter  referred  to  as  the  "Operator")


                                                        OF  THE  FIRST  PART

AND:

               DELBROOK MINING CORP., having its registered office at Suite 1880, 1055 West Georgia Street, Vancouver, BC, Canada, V6E 3P3

               (hereinafter  referred  to  as  "Delbrook")

                                                       OF  THE  SECOND  PART


WHEREAS:

A. The parties entered into a joint venture agreement dated December 28, 2001 (the "Agreement"), as amended December 17, 2002;

B. Due to inclement weather conditions the Operator will not be able to complete the current work programs on the Property by February 28, 2003;

C. The parties have agreed to further amend the Agreement to extend the date for completion of the first $20,000 Cdn expenditure by Delbrook.


NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and conditions herein contained and in consideration of the sum of $1.00 Cdn paid by each of the parties hereto to each other (the receipt of which is hereby acknowledged) the parties have agreed and do hereby agree as follows:

1. The Agreement is hereby amended by extending the date for completion of the initial program by Delbrook as set out in paragraph 7.04 of the Agreement from

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                                       2


February  28,  2003  to  April  15,  2003.

2. The Agreement is deemed to have been amended as of the day and year first above written and, in all other respects, save and except as herein provided,  the  Agreement  is  hereby  confirmed.

3. This Agreement may be executed in counterparts which together shall form one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


SIGNED,  SEALED  AND  DELIVERED
BY  JOHN  MIRKO
in  the  presence  of:
                                   )
/s/ Angela O'Neill                 )    /s/ John Mirko
-----------------------------      )    ---------------------------
Signature                          )    John Mirko
Angela O'Neill                     )
-----------------------------      )
Name                               )
1880-1055  W. Georgia St.          )
-----------------------------      )
Address                            )
Vancouver, B.C.                    )
-----------------------------      )

                                   )
THE  COMMON  SEAL  OF              )
DELBROOK  MINING  CORP. was        )
hereunto  affixed in the presence  )                 c/s
of:                                )
                                   )
                                   )
/s/ PETER SHULHOF                  )
-----------------------------      )
Authorized  Signatory